UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2025, FAT Brands Inc. (the “Company”) and certain of its current and former directors and officers entered into a settlement agreement with stockholders of the Company to resolve two lawsuits brought derivatively on behalf of the Company in the Delaware Court of Chancery (the “Derivative Actions”). The Derivative Actions were filed in June 2021 (Case No. 2021-0511-NAC, relating to the Company’s December 2020 merger with Fog Cutter Capital Group), and March 2022 (Case No. 2022-0254-NAC, relating to the Company’s June 2021 recapitalization). The settlement agreement will resolve all claims asserted against the defendants in the Derivative Actions without any liability or wrongdoing attributed to them personally or the Company. Under the terms of the settlement agreement, the Company’s Board of Directors agreed to adopt and implement certain corporate governance modifications. In addition, the Company’s insurers will pay to the Company $10 million, from which fees and expenses of plaintiffs’ counsel will be deducted, and Fog Cutter Holdings LLC will contribute 200,000 shares of Twin Hospitality Group Inc. to the Company.

The Delaware Court of Chancery must approve the settlement of the Derivative Actions. Assuming that the settlement terms are approved, as a result of the settlement, all of the claims asserted in the Derivative Actions will be dismissed. A copy of the Notice of Pendency of Settlement of Derivative Actions is included as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Pendency of Settlement of Derivative Actions
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2025

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer